UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 28, 2011

COMMERCIAL BARGE LINE COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	333-124454-12	03-0552365

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 E. Market Street, Jeffersonville, Indiana (Address of principal executive offices)	47130 (Zip Code)
(812) 288-0100
(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.
     On July 28, 2011, Michael P. Ryan resigned as the President and Chief Executive Officer of American Commercial Lines Inc. and its affiliated companies including Commercial Barge Line Company (the “Company”).
     On August 1, 2011, American Commercial Lines Inc. (“ACL”) announced the appointment of Mark Knoy, age 52, as President and Chief Executive Officer. Mr. Knoy will serve in these roles for ACL and for the Company beginning on August 18, 2011 and continuing until the next annual meeting of shareholders or until his successor is elected and qualified. Paul Bridwell, the Chief Restructuring Officer, will serve as Interim Chief Executive Officer until Mr. Knoy’s arrival. Prior to joining ACL, Mr. Knoy served as President of AEP River Operations LLC. There are no related party transactions between the Company and Mr. Knoy reportable under Item 404(a) of Regulation S-K. In connection with Mr. Knoy’s election as President and Chief Executive Officer, the Company will provide Mr. Knoy with cash and incentive compensation consistent with its compensation policies for named executive officers.
     On August 1, 2011, American Commercial Lines Inc. also announced the appointment of David Huls, age 45, as Senior Vice President and Chief Financial Officer. Mr. Huls will serve in these roles for ACL and for the Company beginning on August 29, 2011 and continuing until Brian McDonald, the Interim Chief Financial Officer, will continue to serve in that role until the next annual meeting of shareholders or until his successor is elected and qualified. Mr. Huls’ arrival. Prior to joining ACL, Mr. Huls served as the President and Chief Financial Officer of PBH Marine Group, LLC beginning in February 2010 and as the Senior Vice President and Chief Financial Officer of Genmar Holdings, Inc. before that time. PBH Marine Group, LLC is a company owned by investment funds managed by affiliates of Platinum Equity, LLC and as such are affiliates of Finn Holding Corporation, the indirect parent of the Company. There are no related party transactions between the Company and Mr. Huls reportable under Item 404(a) of Regulation S-K. In connection with Mr. Huls’ election as Senior Vice President and Chief Financial Officer, the Company will provide Mr. Huls with cash and incentive compensation consistent with its compensation policies for named executive officers.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL BARGE LINE COMPANY
Date: August 1, 2011	By:	/s/ Dawn R. Landry
Dawn R. Landry
Senior Vice President, General Counsel